UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2007

THE PRINCETON REVIEW, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-32469	22-3727603
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2315 Broadway
New York, New York 10024
(Address of principal executive offices)
(212) 874-8282
(Registrant’s telephone number,
including area code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.
     On May 21, 2007, the Audit Committee of the Board of Directors of The Princeton Review, Inc. (the “Company”) dismissed Ernst & Young LLP as the Company’s independent registered public accounting firm effective immediately.
     In connection with the audits of the Company’s consolidated financial statements for each of the two fiscal years ended December 31, 2006, and in the subsequent interim period through May 21, 2007, there were no disagreements between us and Ernst & Young on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure that, if not resolved to Ernst & Young’s satisfaction, would have caused it to make reference to the matter in conjunction with its reports on our consolidated financial statements for the relevant year; and there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K, except for the following: (i) material weaknesses in internal controls over financial reporting related to the financial statement close process, the collectibility of aged accounts receivable balances, revenue recognition for unusual or complex transactions and accounting for certain embedded derivatives contained within the Company’s Series B-1 Convertible Preferred Stock, as disclosed in Item 9A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 and (ii) a material weakness in internal controls over financial reporting related to the accounting for certain embedded derivatives contained within the Company’s Series B-1 Convertible Preferred Stock, as disclosed in Item 9A of the Company’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2005.
     Ernst & Young’s audit reports on our consolidated financial statements for each of the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles except as follows: (i) the audit report for the year ended December 31, 2006 contained the following language: “As discussed in Note 1 to the consolidated financial statements, effective January 1, 2006, The Princeton Review, Inc. adopted Statement of Financial Accounting Standards No. 123 (R), “Share-Based Payment” using the modified-prospective transition method.” and (ii) the audit report for the year ended December 31, 2005 contained the following language: “As discussed in Note 2, the Company has restated its consolidated balance sheets as of December 31, 2005 and 2004 and the related consolidated statements of operations, shareholders’ equity and cash flows for each of the two years in the period ended December 31, 2005.”
     The Company provided Ernst & Young with a copy of the above disclosures and has requested that Ernst & Young furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Ernst & Young agrees with the above statements. A copy of Ernst & Young’s letter dated May 24, 2007 is attached as Exhibit 16.1 to this Form 8-K.
     In accordance with the Audit Committee Charter, on May 22, 2007 the Audit Committee appointed Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2007. During our two fiscal years ended December 31, 2006, and through May 22, 2007, neither the Company nor anyone acting on its behalf consulted with Grant Thornton LLP on any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits.
16.1	Letter from Ernst & Young LLP dated May 24, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date:     May 24, 2007

THE PRINCETON REVIEW, INC.

By	/s/	Stephen Melvin

	Name:	Stephen Melvin
	Title:	Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description

16.1	Letter from Ernst & Young LLP dated May 24, 2007.